Business Combination	12 Months Ended
Dec. 31, 2017
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Business Combination

NOTE 26. BUSINESS COMBINATION

On January 28, 2016, PMX Fertilizantes Pacífico, S.A. de C.V., a PEMEX subsidiary company, acquired 99.99% of the outstanding shares of Fertinal, for a total purchase price of Ps. 4,322,826. This amount was paid through credit lines under a simple credit agreement. Additionally, within the same credit line, PMX Fertilizantes obtained U.S. $425,800 for the liquidation of Fertinal’s debt. These loans will mature in 16 years.

The net fair value of Fertinal’s assets and liabilities as of the date of acquisition is:

	Fair value
Cash and cash equivalents	Ps.	(6,943)
Accounts receivable		102,121
Inventories		762,254
Properties, plant and equipment		9,811,928
Other assets		1,671,718

Total assets		12,341,078

Accounts payable	Ps.	2,331,540
Debt		9,365,152
Deferred taxes		328,578

Total liabilities		12,025,270

Total assets, net	Ps.	315,808

Transaction value	Ps.	4,322,826

Goodwill	Ps.	4,007,018

PMX FP carried out the purchase price allocation (PPA) of the Fertinal acquisition in accordance with International Financial Reporting Standard 3 “Business Combination”. It was determined that net assets acquired amounted to Ps. 315,808 and a goodwill of Ps. 4,007,018. As of December 31, 2016, a calculation of the impairment of goodwill resulted in the complete cancellation of that amount. The impairment of goodwill is recognized in the consolidated statement of comprehensive income in other income (expenses), net. See Note 22.

PEMEX intends to incorporate Fertinal into the gas-ammonia solid fertilizers value chain in order to strengthen its ability to offer a wide range of fertilizers and to cover approximately 50% of the domestic market, and is also assessing the possibility of selling the integrated business in the future.